EXHIBIT 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dov Elefant, Chief Financial Officer, Cellectar Biosciences, Inc., certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Cellectar Biosciences, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Dov Elefant
Date: April 30, 2021	Dov Elefant
Chief Financial Officer